Tenable Announces Second Quarter 2018 Financial Results

•	Revenue of $63.6 million, up 44% year-over-year

•	Calculated current billings of $77.4 million, up 39% year-over-year

•	Added 282 new logo enterprise platform customers, up 30% year-over-year

•	Raised $265 million of net proceeds in initial public offering in July
COLUMBIA, Maryland, September 5, 2018 — Tenable Holdings, Inc. (“Tenable”) (Nasdaq: TENB), the Cyber Exposure company, today announced financial results for the quarter ended June 30, 2018.
“We are pleased with the strength of our second quarter results, highlighted by 44% year-over-year growth in revenue and 39% year-over-year growth in calculated current billings,” said Amit Yoran, Chairman and CEO of Tenable. “Our rapid growth was driven by strong worldwide demand for our enterprise platform offerings, SecurityCenter and Tenable.io, and by the increasing strategic importance of Cyber Exposure. Looking ahead, we are well positioned to capitalize on this multi-billion dollar market opportunity and help companies manage their cybersecurity risk as they undergo digital transformation.”
Second Quarter 2018 Financial Highlights

•	Revenue of $63.6 million represented a 44% increase year-over-year.

•	Calculated current billings was $77.4 million representing a 39% increase year-over-year.

•	GAAP loss from operations was $16.4 million, compared to a loss of $9.2 million in the second quarter of 2017.

•	Non-GAAP loss from operations was $13.3 million, compared to a loss of $7.2 million in the second quarter of 2017.

•	GAAP net loss per share was $0.73, compared to GAAP net loss per share of $0.43 in the second quarter of 2017.

•
Pro forma non-GAAP net loss per share, which gives effect to the conversion of outstanding preferred common stock as of the beginning of the period, was $0.18, compared to pro forma non-GAAP loss per share of $0.09 in the second quarter of 2017.

•
Cash and cash equivalents was $23.7 million as of June 30, 2018. Our initial public offering in July generated net proceeds of $265 million, net of underwriting discounts and commissions and offering expenses.

•	Net cash provided by operating activities was $0.2 million, compared to net cash used of $(1.0) million in the second quarter of 2017.

•	Free cash flow was $(1.1) million, compared to $(1.2) million in the second quarter of 2017.
Second Quarter 2018 Business Highlights

•
Announced the industry’s first solution designed to reduce cybersecurity risk across today’s converged IT/Operational Technology ("OT") environments, including enhancements to Tenable.io® and our Industrial Security offering, that is delivered in partnership with Siemens.

•	Added 282 new logo enterprise platform customers, up 30% year-over-year, and added 33 net new six figure annual recurring revenue customers to reach over 340 in total.

•	Tenable Research discovered a new vulnerability in critical infrastructure at a time when OT systems have become high-value targets for cybercriminals around the world.

•
Unveiled original research citing that cybercriminals have a seven-day window of opportunity to exploit a vulnerability before security teams launch initial assessments for the new vulnerability. This lag time further highlights the criticality of measuring and managing Cyber Exposure to eliminate the attackers' advantage.

•	Tenable.io won best vulnerability management solution at the 2018 SC Awards Europe.

Financial Outlook
For the third quarter of 2018, we currently expect:

•	Revenue in the range of $66.0 million to $66.5 million.

•	Non-GAAP loss from operations in the range of $17.5 million to $16.5 million.

•	Non-GAAP net loss in the range of $17.1 million to $16.1 million.

•	Pro forma non-GAAP net loss per share in the range of $0.19 to $0.18, assuming 88.7 million weighted average shares outstanding.
For the year ending December 31, 2018, we currently expect:

•	Revenue in the range of $260.0 million to $261.0 million.

•	Calculated current billings in the range of $314.0 million to $316.0 million.

•	Non-GAAP loss from operations in the range of $60.7 million to $58.7 million.

•	Non-GAAP net loss in the range of $61.2 million to $59.2 million.

•	Pro forma non-GAAP net loss per share in the range of $0.72 to $0.70, assuming 84.8 million weighted average shares outstanding.
Conference Call Information
Tenable will host a conference call at 5:00 p.m Eastern Time to discuss its financial results. The conference call can be accessed at 877-407-9716 (U.S.) and 201-493-6779 (international). A live webcast of the event will be available on the Tenable Investor Relations website at https://investors.tenable.com. A replay of the webcast will be available until September 19, 2018.
About Tenable
Tenable® is the Cyber Exposure company. Over 24,000 organizations around the globe rely on Tenable to understand and reduce cyber risk. As the creator of Nessus®, Tenable extended its expertise in vulnerabilities to deliver Tenable.io®, the world’s first platform to see and secure any digital asset on any computing platform. Tenable customers include more than 50 percent of the Fortune 500, more than 25 percent of the Global 2000 and large government agencies. Learn more at tenable.com.
Contact Information
Investor Relations
Andrea DiMarco
investors@tenable.com
Media Relations
Cayla Baker
tenablepr@tenable.com
Forward-Looking Statements
This press release includes forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. All statements contained in this press release other than statements of historical fact, including statements regarding our future results of operations and financial position, business strategy and plans and objectives for future operations, are forward-looking statements and represent our views as of the date of this press release. The words “anticipate,” believe,” “continue,” “estimate,” “expect,” “intend,” “may,” “will” and similar expressions are intended to identify forward-looking statements. We have based these forward-looking statements on our current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy, short-term and long-term business operations and objectives and financial needs. These forward-looking statements are subject to a number of assumptions and risks and uncertainties, many of which involve factors or circumstances that are beyond our control that could affect our financial results. These risks and uncertainties are detailed in the sections titled "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in our prospectus dated July 25, 2018, as filed with the Securities and Exchange Commission ("SEC") on July 26, 2018 pursuant to Rule 424(b) under the Securities Act of 1933, as amended, which is available on the SEC's website at www.sec.gov. Additional information will be made available in our Quarterly Report on Form 10-Q for the quarter ended June 30, 2018 and other filings that we make from time to time with the SEC. Moreover, we operate in a very competitive and rapidly changing environment. New risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. In light of these risks, uncertainties and assumptions, the future events and trends discussed in this press release may not occur and actual results could differ materially and adversely from those anticipated or implied in any forward-looking statements. Except as required by law, we are under no obligation to update these forward-looking statements subsequent to the date of this press release, or to update the reasons if actual results differ materially from those anticipated in the forward-looking statements.
Non-GAAP Financial Measures and Other Key Metrics
To supplement our consolidated financial statements, which are prepared and presented in accordance with GAAP, we use certain non-GAAP financial measures, as described below, to understand and evaluate our core operating performance. These non-GAAP financial measures, which may be different than similarly titled measures used by other companies, are presented to enhance investors’ overall understanding of our financial performance and should not be considered a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.
We believe that these non-GAAP financial measures provide useful information about our financial performance, enhance the overall understanding of our past performance and future prospects and allow for greater transparency with respect to important metrics used by management for financial and operational decision-making. We present these non-GAAP metrics to assist investors in seeing our financial performance using a management view and because we believe that these measures provide an additional tool for investors to use in comparing our core financial performance over multiple periods with other companies in our industry.
Reconciliations of non-GAAP financial measures to the most directly comparable GAAP financial measures are included in the financial tables accompanying this press release. Reconciliations of forward-looking non-GAAP financial measures are not available because certain of the expense cannot be reasonably calculated or predicted at this time.
Non-GAAP Loss from Operations and Non-GAAP Operating Margin: We define these non-GAAP financial measures as their respective GAAP measures, excluding the effect of stock-based compensation and amortization of intangible assets. We believe that these non-GAAP financial measures provide useful information about our core operating results over multiple periods.
Non-GAAP Net Loss, Non-GAAP Net Loss Per Share and Pro Forma Non-GAAP Net Loss Per Share: We define non-GAAP net loss as GAAP net loss attributable to common shareholders, excluding the effect of the accretion of Series A and B redeemable convertible preferred stock, stock-based compensation and amortization of intangible assets, including the applicable tax impact. We use non-GAAP net loss to calculate non-GAAP net loss per share and pro forma non-GAAP net loss per share. Pro forma non-GAAP net loss per share is calculated by giving effect to the conversion of our redeemable convertible preferred stock into common stock as though the conversion occurred at the beginning of each period presented. We believe that these non-GAAP measures provide important information to management and investors because they facilitate comparisons of our core operating results over multiple periods.
Non-GAAP Gross Profit and Non-GAAP Gross Margin: We define non-GAAP gross profit as GAAP gross profit, excluding the effect of stock-based compensation and amortization of intangible assets. Non-GAAP gross margin is defined as non-GAAP gross profit as a percentage of revenue. We believe that these non-GAAP financial measures provide useful information about our core operating results over multiple periods.

Non-GAAP Sales and Marketing Expense, Non-GAAP Research and Development Expense and Non-GAAP General and Administrative Expense: We define these non-GAAP measures as their respective GAAP measures, excluding stock-based compensation. We believe that these non-GAAP financial measures provide useful information about our core operating results over multiple periods.
Calculated Current Billings: We define calculated current billings, a non-GAAP financial measure, as total revenue recognized in a period plus the change in current deferred revenue in the corresponding period. We believe that calculated current billings is a key metric to measure our periodic performance. Given that most of our customers pay in advance (including multi-year contracts), but we generally recognize the related revenue ratably over time, we use calculated current billings to measure and monitor our ability to provide our business with the working capital generated by upfront payments from our customers. We believe that calculated current billings, which excludes deferred revenue for periods beyond twelve months in a customer’s contractual term, more closely correlates with annual contract value and that the variability in total billings, depending on the timing of large multi-year contracts and the preference for annual billing versus multi-year upfront billing, may distort growth in one period over another.
Free Cash Flow: We define free cash flow, a non-GAAP financial measure, as net cash provided by (used in) operating activities less purchases of property and equipment. We believe free cash flow is an important liquidity measure of the cash (if any) that is available, after purchases of property and equipment, for investment in our business and to make acquisitions. We believe that free cash flow is useful to investors as a liquidity measure because it measures our ability to generate or use cash.

TENABLE HOLDINGS, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
(in thousands, except per share data)	2018	2017	2018	2017
Revenue	$63,592	$44,149	$122,699	$84,630
Cost of revenue(1)	9,879	5,348	18,607	9,786
Gross profit	53,713	38,801	104,092	74,844
Operating expenses:
Sales and marketing(1)	41,826	27,773	81,414	53,941
Research and development(1)	17,791	13,713	34,976	26,171
General and administrative(1)	10,541	6,544	19,596	12,707
Total operating expenses	70,158	48,030	135,986	92,819
Loss from operations	(16,445)	(9,229)	(31,894)	(17,975)
Other (expense) income, net	(461)	56	(469)	27
Loss before income taxes	(16,906)	(9,173)	(32,363)	(17,948)
Provision for income taxes	244	41	675	92
Net loss and comprehensive loss	(17,150)	(9,214)	(33,038)	(18,040)
Accretion of Series A and B redeemable convertible preferred stock	(191)	(191)	(379)	(378)
Net loss attributable to common stockholders	$(17,341)	$(9,405)	$(33,417)	$(18,418)

Net loss per share attributable to common stockholders, basic and diluted	$(0.73)	$(0.43)	$(1.41)	$(0.85)
Weighted-average shares used to compute net loss per share attributable to common stockholders, basic and diluted	23,750	22,060	23,623	21,661
_______________
(1) Includes stock-based compensation as follows:

	Three Months Ended June 30,		Six Months Ended June 30,
	2018	2017	2018	2017
Cost of revenue	$114	$50	$191	$104
Sales and marketing	675	358	1,277	628
Research and development	640	452	1,167	846
General and administrative	1,595	989	2,788	1,897
Total stock-based compensation	$3,024	$1,849	$5,423	$3,475

TENABLE HOLDINGS, INC.
CONSOLIDATED BALANCE SHEETS

	June 30, 2018	December 31, 2017
(in thousands, except per share data)	(unaudited)
Assets
Current assets:
Cash and cash equivalents	$23,655	$27,210
Accounts receivable (net of allowance for doubtful accounts of $261 and $160 at June 30, 2018 and December 31, 2017, respectively)	49,930	50,881
Deferred commissions	19,078	17,170
Prepaid expenses and other current assets	13,324	15,994
Total current assets	105,987	111,255
Property and equipment, net	11,240	10,754
Construction in progress	12,253	2,252
Deferred commissions (net of current portion)	31,727	33,006
Intangible assets, net	729	1,031
Goodwill	265	265
Other assets	7,157	5,774
Total assets	$169,358	$164,337
Liabilities, Redeemable Convertible Preferred Stock and Stockholders’ Deficit
Current liabilities:
Accounts payable	$1,457	$338
Accrued expenses	7,462	4,878
Accrued compensation	15,862	18,482
Deferred revenue	174,277	154,898
Other current liabilities	1,932	1,750
Total current liabilities	200,990	180,346
Deferred revenue (net of current portion)	72,860	70,920
Financing obligation	11,803	1,802
Other liabilities	4,315	5,199
Total liabilities	289,968	258,267

Redeemable convertible Series A preferred stock (par value: $0.01; 15,848 shares authorized, issued, and outstanding with liquidation preference of $50,000 at June 30, 2018 and December 31, 2017)	49,946	49,935
Redeemable convertible Series B preferred stock (par value: $0.01; 42,000 shares authorized, 39,538 issued and outstanding with liquidation preference of $230,008 at June 30, 2018 and December 31, 2017)	228,168	227,800
Stockholders’ deficit:
Common stock (par value: $0.01; 93,848 and 93,855 shares authorized at June 30, 2018 and December 31, 2017; 24,951 and 24,472 shares issued and outstanding at June 30, 2018 and December 31, 2017)	250	246
Additional paid-in capital	26,651	20,676
Accumulated deficit	(425,625)	(392,587)
Total stockholders’ deficit	(398,724)	(371,665)
Total liabilities, redeemable convertible preferred stock and stockholders’ deficit	$169,358	$164,337

TENABLE HOLDINGS, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(unaudited)

	Six Months Ended June 30,
(in thousands)	2018	2017
Cash flows from operating activities:
Net loss	$(33,038)	$(18,040)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	2,994	2,121
Stock-based compensation	5,423	3,475
Deferred income taxes	—	318
Other	664	(39)
Changes in operating assets and liabilities:
Accounts receivable	850	(1,205)
Prepaid expenses and other current assets	2,625	(205)
Deferred commissions	(629)	(6,134)
Other assets	1,260	219
Accounts payable and accrued expenses	2,326	1,846
Accrued compensation	(2,620)	(878)
Deferred revenue	21,319	19,468
Other current liabilities	(3)	(517)
Other liabilities	(425)	(261)
Net cash provided by operating activities	746	168

Cash flows from investing activities:
Purchases of property and equipment	(2,978)	(681)
Net cash used in investing activities	(2,978)	(681)

Cash flows from financing activities:
Principal payments under capital lease obligations	(252)	(90)
Credit facility issuance costs	—	(238)
Payments of deferred offering costs	(1,515)	—
Proceeds from the exercise of stock options	1,010	2,467
Repurchases of common stock	(75)	(385)
Net cash (used in) provided by financing activities	(832)	1,754
Effect of exchange rate changes on cash and cash equivalents and restricted cash	(491)	45
Net (decrease) increase in cash and cash equivalents and restricted cash	(3,555)	1,286
Cash and cash equivalents and restricted cash at beginning of period	27,472	34,470
Cash and cash equivalents and restricted cash at end of period	$23,917	$35,756

TENABLE HOLDINGS, INC.
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
(dollars in thousands)
(unaudited)

Non-GAAP Loss from Operations and Non-GAAP Operating Margin	Three Months Ended June 30,		Six Months Ended June 30,
	2018	2017	2018	2017
Loss from operations	$(16,445)	$(9,229)	$(31,894)	$(17,975)
Stock-based compensation	3,024	1,849	5,423	3,475
Amortization of intangible assets	151	151	302	302
Non-GAAP loss from operations	$(13,270)	$(7,229)	$(26,169)	$(14,198)
Operating margin	(26)%	(21)%	(26)%	(21)%
Non-GAAP operating margin	(21)%	(16)%	(21)%	(17)%

Non-GAAP Net Loss, Non-GAAP Net Loss Per Share and Pro forma Non-GAAP Loss Per Share	Three Months Ended June 30,		Six Months Ended June 30,
	2018	2017	2018	2017
Net loss attributable to common stockholders	$(17,341)	$(9,405)	$(33,417)	$(18,418)
Accretion of Series A and B redeemable convertible preferred stock	191	191	379	378
Stock-based compensation	3,024	1,849	5,423	3,475
Tax impact of stock-based compensation(1)	(25)	(12)	(48)	(22)
Amortization of intangible assets(1)	151	151	302	302
Non-GAAP net loss	$(14,000)	$(7,226)	$(27,361)	$(14,285)

Net loss per share attributable to common stockholders, basic and diluted	$(0.73)	$(0.43)	$(1.41)	$(0.85)
Accretion of Series A and B redeemable convertible preferred stock	0.01	0.01	0.02	0.02
Stock-based compensation	0.12	0.08	0.22	0.16
Tax impact of stock-based compensation(1)	—	—	—	—
Amortization of intangible assets(1)	0.01	0.01	0.01	0.01
Non-GAAP net loss per share, basic and diluted	$(0.59)	$(0.33)	$(1.16)	$(0.66)

Weighted-average shares used to compute net loss per share attributable to common stockholders, basic and diluted	23,750	22,060	23,623	21,661
Pro forma adjustment to reflect assumed conversion of our convertible redeemable preferred stock as of the beginning of the period	55,386	55,386	55,386	55,386
Weighted-average shares used to compute pro forma non-GAAP net loss per share, basic and diluted	79,136	77,446	79,009	77,047

Pro forma non-GAAP net loss per share	$(0.18)	$(0.09)	$(0.35)	$(0.19)
________________
(1)    The tax impact of the adjustments to net loss attributable to common stockholders is based on the tax treatment for applicable tax jurisdictions. There was no tax impact related to the amortization of intangible assets as it was incurred in the United States in periods in which we maintained a full valuation allowance.

	Three Months Ended June 30,		Six Months Ended June 30,
Calculated Current Billings	2018	2017	2018	2017
Revenue	$63,592	$44,149	$122,699	$84,630
Deferred revenue (current), end of period	174,277	122,190	174,277	122,190
Deferred revenue (current), beginning of period(1)	(160,503)	(110,605)	(154,898)	(107,006)
Calculated current billings	$77,366	$55,734	$142,078	$99,814
________________
(1)    In connection with adopting ASC 606, we recorded $19.0 million of current deferred revenue on January 1, 2017, related to perpetual license revenue recognized in prior periods.

	Three Months Ended June 30,		Six Months Ended June 30,
Free Cash Flow	2018	2017	2018	2017
Net cash provided by (used in) operating activities	$242	$(1,019)	$746	$168
Purchases of property and equipment	(1,382)	(221)	(2,978)	(681)
Free cash flow	$(1,140)	$(1,240)	$(2,232)	$(513)

	Three Months Ended June 30,		Six Months Ended June 30,
Non-GAAP Gross Profit and Non-GAAP Gross Margin	2018	2017	2018	2017
Gross profit	$53,713	$38,801	$104,092	$74,844
Stock-based compensation	114	50	191	104
Amortization of intangible assets	151	151	302	302
Non-GAAP gross profit	$53,978	$39,002	$104,585	$75,250
Gross margin	84%	88%	85%	88%
Non-GAAP gross margin	85%	88%	85%	89%

	Three Months Ended June 30,		Six Months Ended June 30,
Non-GAAP Sales and Marketing Expense	2018	2017	2018	2017
Sales and marketing expense	$41,826	$27,773	$81,414	$53,941
Less: Stock-based compensation	675	358	1,277	628
Non-GAAP sales and marketing expense	$41,151	$27,415	$80,137	$53,313

	Three Months Ended June 30,		Six Months Ended June 30,
Non-GAAP Research and Development Expense	2018	2017	2018	2017
Research and development expense	$17,791	$13,713	$34,976	$26,171
Less: Stock-based compensation	640	452	1,167	846
Non-GAAP research and development expense	$17,151	$13,261	$33,809	$25,325

	Three Months Ended June 30,		Six Months Ended June 30,
Non-GAAP General and Administrative Expense	2018	2017	2018	2017
General and administrative expense	$10,541	$6,544	$19,596	$12,707
Less: Stock-based compensation	1,595	989	2,788	1,897
Non-GAAP general and administrative expense	$8,946	$5,555	$16,808	$10,810